
                                                                   EXHIBIT 10.7


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                                MEGABIOS CORP.

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                 MAY 23, 1997







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

                               TABLE OF CONTENTS
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                                                            PAGE
                                                            ----
I.  GENERAL
      1.1   Definitions....................................    1

II.  REGISTRATION; RESTRICTIONS ON TRANSFER
      2.1   Restrictions on Transfer.......................    3
      2.2   Demand Registration............................    4
      2.3   Piggyback Registrations........................    5
      2.4   Form S-3 Registration..........................    6
      2.5   Expenses of Registration.......................    7
      2.6   Obligations of the Company.....................    7
      2.7   Termination of Registration Rights.............    8
      2.8   Delay of Registration..........................    8
      2.9   Indemnification................................    8
      2.10  Assignment of Registration Rights..............   10
      2.11  Amendment of Registration Rights...............   11
      2.12  Limitation on Subsequent Registration Rights...   11
      2.13  "Market Stand-Off" Agreement...................   11

III.  COVENANTS OF THE COMPANY
      3.1   Basic Financial Information and Reporting......   11
      3.2   Inspection Rights..............................   12
      3.3   Confidentiality of Records.....................   12
      3.4   Proprietary Information........................   12
      3.5   Right of First Refusal.........................   12
      3.6   Reservation of Common Stock....................   14
      3.7   Termination of Covenants.......................   15

IV.  MISCELLANEOUS
      4.1   Governing Law..................................   15
      4.2   Survival.......................................   15
      4.3   Successors and Assigns.........................   15
      4.4   Separability...................................   15
      4.5   Amendment and Waiver...........................   15
      4.6   Delays or Omissions............................   15
      4.7   Notices........................................   16
      4.8   Attorneys' Fees................................   16
      4.9   Titles and Subtitles...........................   16
      4.10  Counterparts...................................   16

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                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)
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
SCHEDULES
Schedule A:  Shareholders
Schedule B:  Regulation S Purchasers
Schedule C:  U.S. Purchasers

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


     This Amended and Restated Investor Rights Agreement (the "Agreement") is entered into as of May 23, 1997, by and among MEGABIOS Corp., a California corporation (the "Company"), and the holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock identified on Schedule A hereto (collectively, the "Shareholders"), and the purchasers of the Company's Series F Preferred Stock identified on Schedule B or Schedule C hereto (purchasers identified on Schedule B or Schedule C are collectively referred to herein as the "Purchasers").

     WHEREAS, the Shareholders possess registration rights, information rights and other rights pursuant to an Amended and Restated Investors' Rights Agreement dated as of October 7, 1996 between the Company and the Shareholders (the "Prior Agreement");

     WHEREAS, the Shareholders desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement; and

     WHEREAS, the Purchasers are parties to the Series F Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the "Purchase Agreement"), pursuant to which certain of the Company's and the Purchasers' obligations are conditioned upon the execution and delivery by the Purchasers and the Company of this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations and releases contained herein, the Shareholders agree that the Prior Agreement is amended and restated in its entirety by this Agreement, and the parties hereto further agree as follows:

                           I.  GENERAL
                               -------

     1.1  Definitions.  As used in this Agreement the following terms shall have
          -----------
the following respective meanings:

     "Holder" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

     "Investors" means collectively the Purchasers and the Shareholders and "Investor" means any one of them.

     "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, as defined below, and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable Securities" means (i) shares of Common Stock of the Company issued or issuable upon conversion of the Shares, as defined below; and (ii) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferror's rights under Article II of this Agreement are not assigned.

     "Registrable Securities then outstanding" means the number of shares determined by calculating the total number of shares of the Common Stock of the Company that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

     "Registration Expenses" means all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Twenty Thousand Dollars ($20,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "Regulation S" means Rules 902 through 904 as promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar successor rules that may be promulgated by the Commission.

     "Regulation S Purchasers" means collectively the Purchasers listed on Schedule B hereto and "Regulation S Purchaser" means any one of them.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     "Shares" means shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock of the Company.

"Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "SEC" or "Commission" means the Securities and Exchange Commission.

     "U.S. Purchasers" means collectively the Purchasers listed on Schedule C hereto and "U.S. Purchaser" means any one of them.

          II.  REGISTRATION; RESTRICTIONS ON TRANSFER
               --------------------------------------

     2.1  Restrictions on Transfer.
          ------------------------

          (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities (or the Common Stock issuable upon the conversion thereof) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1, provided and to the extent such Section is then applicable and:

               (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners in accordance with partnership interests, or (B) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 2.1 to the same extent as if he were an original Holder hereunder.

          (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in the Agreement and except that the Regulation S legend shall be applied only to those securities issued to Regulation S Purchasers):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED

     UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH.

          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

          (d) Each Regulation S Purchaser is aware that the Company will, and the Company agrees that Company shall, to the extent required by Regulation S, refuse to register any transfer of the Shares purchased by such Regulation S Purchaser that is not made in accordance with Regulation S.

          (e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2  Demand Registration.
          -------------------

          2.2.1 Subject to the conditions of this Section 2.2, if the Company shall receive at any time a written request from the Holders of more than thirty percent (30%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of Section 2.2.2, shall use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

          2.2.2 If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in Section 2.2.1. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting

(unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          2.2.3 The Company shall not be obligated to effect more than two (2) registrations pursuant to this Section 2.2.

          2.2.4 The Company shall not be required to effect a registration pursuant to this Section 2.2 during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the initial public offering of the Company's common stock (the "Initial Offering"), provided that the Company is making reasonable and good faith efforts to cause such registration statement to become effective. In addition, the Company shall not be required to effect a registration pursuant to this Section 2.2 if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2.1, the Company gives notice to the Holders of the Company's intention to make its Initial Offering within ninety (90) days.

          2.2.5 Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company no more than once in any one-year period.

     2.3  Piggyback Registrations.  The Company shall notify all Holders of
          -----------------------
Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans and corporate reorganizations) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          2.3.1  Underwriting.  If the registration statement under which the
                 ------------
Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, except that in no event shall the amount of securities of the selling Holders included in the registration be reduced below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering.

     2.4  Form S-3 Registration.  In case the Company shall receive from any
          ---------------------
Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          2.4.1 promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          2.4.2 as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4: (i) if Form S-3 is not available for such offering by the Holders, (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, (iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4, provided that the Company may exercise such right only once in each 12-month period, or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          2.4.3 Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

     2.5  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to
Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) for registration proceedings begun pursuant to Section 2.2, the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2 (in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested.

     2.6  Obligations of the Company.  Whenever required to effect the
          --------------------------
registration of any Registrable Securities, the Company shall use its best efforts, as expeditiously as reasonably possible, to:

          2.6.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days.

          2.6.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          2.6.3 Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          2.6.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          2.6.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          2.6.6 Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          2.6.7 Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     2.7  Termination of Registration Rights.  All registration rights granted
          ----------------------------------
under this Article II shall terminate and be of no further force and effect seven (7) years after the closing of the Company's Initial Offering.

     2.8  Delay of Registration.  No Holder shall have any right to obtain or
          ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

     2.9  Indemnification.  In the event any Registrable Securities are included
          ---------------
in a registration statement under Sections 2.2, 2.3 or 2.4:

          2.9.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, as incurred; provided however, that the indemnity agreement contained in this Section 2.9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

          2.9.2 To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the gross proceeds from the offering received by such Holder.

          2.9.3  Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

          2.9.4 If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          2.9.5 The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          2.9.6  The obligations of the Company and Holders under this Section
2.9 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

     2.10 Assignment of Registration Rights. The rights to cause the Company to
          ---------------------------------
register Registrable Securities pursuant to this Article II may be assigned by a Holder to a transferee or assignee of Registrable Securities which is a (i) subsidiary, parent, general partner or limited partner of a Holder or (ii) which acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, that the transferee shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned.

     2.11 Amendment of Registration Rights.  Any provision of this Article II
          --------------------------------
may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article II, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.12 Limitation on Subsequent Registration Rights. After the date of this
          --------------------------------------------
Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would permit such holder to require that the Company register any securities held by such holder.

     2.13 "Market Stand-Off" Agreement.  The Company (or a representative of the
          ----------------------------
underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that a Holder not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction a Holder will be deemed to own securities which (i) are owned directly or indirectly by such Holder, including securities held for such Holder's benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by such Holder within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for such Holder's brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which such Holder is a shareholder, partner or beneficiary, but only to the extent of such Holder's proportionate interest therein as a shareholder, partner or beneficiary thereof. Such Holder further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                        III.  COVENANTS OF THE COMPANY.
                              ------------------------

     3.1  Basic Financial Information and Reporting.
          -----------------------------------------

          3.1.1 The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          3.1.2 As soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, the Company will furnish each Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

          3.1.3 So long as an Investor (with its affiliates) shall own not less than one hundred thousand (100,000) shares of Registrable Securities (a "Major Investor"), the Company will furnish each such Major Investor (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year; and (ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a consolidated balance sheet of the Company as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

     3.2  Inspection Rights.  Each Major Investor shall have the right to visit
          -----------------
and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

     3.3  Confidentiality of Records.  Each Investor agrees to use, and to use
          --------------------------
its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

     3.4  Proprietary Information.  The Company shall require all employees of
          -----------------------
and consultants to the Company who have access to proprietary information of the Company to enter into agreements in the Company's standard form providing for the protection of proprietary information and inventions.

     3.5  Right of First Refusal.  Subject to the provisions of this Section
          ----------------------
3.5, the Company hereby grants to each Holder holding at least 50,000 shares of Registrable Securities, unless waived pursuant to Section 3.5.6 below, the right of first refusal to purchase its pro rata share of New Securities (as defined below) that the Company may, from time to time, propose to sell and issue. For purposes of this Section 3.5, the Registrable Securities held by all affiliated entities and individuals shall be aggregated for purposes of determining whether the above 50,000 share threshold is met, and all such affiliated entities and individuals shall be treated as a single Holder. Each Holder's pro rata share, for purposes of this right of first refusal, is the ratio of (X) the number of shares of Registrable Securities then owned to (Y) the total number of shares of Common Stock of the Company outstanding immediately prior to the issuance of the New Securities, assuming full conversion of all shares of outstanding Preferred Stock of the Company and exercise of all outstanding options and warrants to purchase securities of the Company. This right of first refusal shall be subject to the following provisions:

          3.5.1 "New Securities" shall mean any offering by the Company of any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of the Preferred Stock; (ii) securities offered to the public pursuant to a registration statement filed under the Securities Act; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the

Company owns more than 50% of the voting power of such corporation; (iv) shares of the Company's Common Stock (or related options) issued or issuable at any time to employees, directors or consultants of the Company, or any subsidiary, pursuant to any employee stock offering, plan, or arrangement approved by the Board of Directors; (v) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company; (vi) securities issued in connection with equipment lease financings or other financings with commercial lenders; and (vii) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by all members of the Company's Board of Directors.

          3.5.2 In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same ("New Securities Notice"). Each Holder shall have 10 business days from the date of mailing of any New Securities Notice to agree to purchase its pro rata share of such New Securities for the price and upon the general terms specified in the New Securities Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          3.5.3 In the event that the Holders fail to exercise in full the right of first refusal within said 10 business day period, the Company shall have 120 days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 30 days from the date of said agreement) the New Securities respecting which the Holders' rights were not exercised at a price and upon general terms materially no more favorable to the purchasers thereof than specified in the New Securities Notice. In the event the Company has not sold the New Securities within said 120 day period (or sold and issued New Securities in accordance with the foregoing within 120 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Holders in the manner provided above; provided however, that in the event that within a 60 day period from the date of mailing of the New Securities Notice, the Company changes the price or any other material terms specified in the New Securities Notice upon which the New Securities are to be issued, the Company shall offer the New Securities at such amended terms to the Holders in the manner provided in Section 3.5.4 below.

          3.5.4 In the event that within a 60 day period from the date of mailing of the New Securities Notice, the Company changes the price or any other material terms specified in the New Securities Notice upon which the New Securities are to be issued, the Company shall give each Holder written notice describing such changes ("Notice of Change"). Each Holder shall have 5 business days from the date of mailing of any Notice of Change to purchase its pro rata share of such New Securities for the price and upon the general terms specified in the New Securities Notice, as amended by the Notice of Change, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event that the Holders fail to exercise in full the right of first refusal within said 5 business day period, the Company shall have 120 days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 30 days from the date of said agreement) the New Securities respecting which the Holders' rights were not exercised at a price and upon general terms materially no more favorable to the purchasers thereof than specified in the New Securities Notice, as amended by the Notice of Change. In the event the Company has not sold the New Securities within said 120 day period (or sold and issued New Securities in accordance with the foregoing within 120 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Holders in the manner provided in Sections 3.5.2 and 3.5.3 above, or if applicable, this
Section 3.5.4.

          3.5.5 Notwithstanding anything to the contrary contained or implied herein, in the event that the Company changes the price or any other material terms specified in the New Securities Notice after 60 days from the date of mailing of the New Securities Notice, the provisions of Sections 3.5.2 and 3.5.3 above shall govern and the provisions of Section 3.5.4 above shall not apply.

          3.5.6 Notwithstanding anything to the contrary contained or implied herein, the right of first refusal granted herein may be waived or amended by the vote of Holders holding at least a majority of the outstanding Registrable Securities; provided however, that any such waiver or amendment shall not be effective as to any Holder holding more than 500,000 shares of Registrable Securities unless such Holder also consents to such a waiver or amendment.

          3.5.7 The provisions of this Section 3.5 may only be amended or modified upon the written consent of (i) the Company, (ii) the holders of at least a majority of the Registrable Securities, and (iii) all Holders holding more than 500,000 shares of Registrable Securities.

     3.6  Reservation of Common Stock.  The Company will at all times reserve
          ---------------------------
and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

     3.7  Termination of Covenants.  All covenants of the Company contained in
          ------------------------
Article III of this Agreement shall expire and terminate as to each Investor on the Effective Date of the Company's first firm commitment underwritten public offering registered under the Securities Act.

                              IV.  MISCELLANEOUS.
                                   -------------

     4.1  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     4.2  Survival.  The representations, warranties, covenants, and agreements
          --------
made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     4.3  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     4.4  Separability.  In case any provision of the Agreement shall be
          ------------
invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.5  Amendment and Waiver.
          --------------------

          4.5.1 Except for Section 3.5 which may only be amended or modified as provided in Section 3.5.7, and except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of the Registrable Securities.

          4.5.2 Except for any obligations and rights arising under Section 3.5 which may only be waived as provided in Section 3.5.6, and except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of a majority of the Registrable Securities.

     4.6  Delays or Omissions.  It is agreed that no delay or omission to
          -------------------
exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     4.7  Notices.  All notices required or permitted hereunder shall be in
          -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     4.8  Attorneys' Fees.  In the event that any dispute among the parties to
          ---------------
this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     4.9  Titles and Subtitles.  The titles of the sections and subsections of
          --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     4.10 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                               INVESTOR:

MEGABIOS Corp:                         ELI LILLY AND COMPANY

By:                                    By:    /s/ Edwin W. Miller
       ------------------------               --------------------------
                                                Edwin W. Miller
Title:                                 Title:   Vice President and Treasurer
       ------------------------               --------------------------


Address:     863A Mitten Road          Address: Lilly Corporate Center
             Burlingame, CA 94010               Indianapolis, IN 46285



                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                   UEBERSEEK AG

                   By:___________________________________

                   Title:________________________________

                   Address:  Limmatquai 2
                             8024 Zurich
                             Switzerland


                   LOMBARD, ODIER & CIE
                   PAR PROCURATION

                   By: /s/ Rene Favre  /s/ Alain Walthert
                      -----------------------------------
                       FAVRE Rene        WALTHERT Alain

                   Title: Fonde de pouvoir Mandataire commercial
                         --------------------------------

                   Address:  11 Rue de la Corraterier
                             1211 Geneva
                             Switzerland




                   CREDIT SUISSE ZURICH

                   By:___________________________________

                   Title:________________________________

                   Address: c/o Swisspartners Investment Network AG Am Schanzengraben 23
                             Postfach 970
                             CH-8039 Zurich
                             Switzerland

                   BANCA DEL GOTTARDO

                   By: /s/ ^^
                      -----------------------------------

                   Title: MEMBER OF    MEMBER OF THE
                         --------------------------------
                         MANAGEMENT    EXECUTIVE BOARD

                   Address:  Viale S. Franscini 8
                             6900 Lugano
                             Switzerland




                   BSI-BANCA DELLA SVIZZERA ITALIANA

                   By:___________________________________

                   Title:________________________________

                   Address:  Via Peri 23
                             6900 Lugano
                             Switzerland




                   BANCA UNIONE DI CREDITO

                   By:___________________________________

                   Title:________________________________

                   Address:  Via Balestra 4
                             P. Dante 7
                             6900 Lugano
                             Switzerland




                   CANTRADE PRIVAT BANK AG

                   By:___________________________________

                   Title:________________________________

                   Address:  Morgartenstrasse, 1
                             P.O. Box 1332
                             CH-8038 Zurich
                             Switzerland

                   BANCA DEL GOTTARDO

                   By:___________________________________

                   Title:________________________________

                   Address:  Viale S. Franscini 8
                             6900 Lugano
                             Switzerland



                   BSI-BANCA DELLA SVIZZERA ITALIANA

                   By: BS-BANCA DELLA SVIZZERA ITALIANA
                      -----------------------------------

                   Title: Vice President Vice President
                         --------------------------------

                   Address:  Via Peri 23
                             6900 Lugano
                             Switzerland




                   BANCA UNIONE DI CREDITO

                   By:___________________________________

                   Title:________________________________

                   Address:  Via Balestra 4
                             P. Dante 7
                             6900 Lugano
                             Switzerland



                   CANTRADE PRIVAT BANK AG

                   By:___________________________________

                   Title:________________________________

                   Address:  Morgartenstrasse, 1
                             P.O. Box 1332
                             CH-8038 Zurich
                             Switzerland

                   BANCA DEL GOTTARDO

                   By:___________________________________

                   Title:________________________________

                   Address:  Viale S. Franscini 8
                             6900 Lugano
                             Switzerland



                   BSI-BANCA DELLA SVIZZERA ITALIANA

                   By:___________________________________

                   Title:________________________________

                   Address:  Via Peri 23
                             6900 Lugano
                             Switzerland



                   BANCA UNIOINE DI CREDITO

                       /s/ G. Gatti       /s/ V. Vellano
                   By: G. GATTI              V. VELLANO
                      -----------------------------------

                   Title: ASSISTANT MANAGER JOINT GENERAL MANAGER
                         --------------------------------

                   Address:  Via Balestra 4
                             P. Dante 7
                             6900 Lugano
                             Switzerland



                   CANTRADE PRIVAT BANK AG

                   By:___________________________________

                   Title:________________________________

                   Address:  Morgartenstrasse, 1
                             P.O. Box 1332
                             CH-8038 Zurich
                             Switzerland

                              CBG COMPAGNIE BANCAIRE GENEVE


                                  By: /s/ M. Streuli B. Friedli
                                     -----------------------------------
                                       M. Streuli B. Friedli
                                  Title:________________________________
                                    Vice President    First Vice President

                                  Address:  Avenue de Rumine 20
                                            Case Postale 220
                                            CH-1001 Lausanne
                                            Switzerland

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                             SWISSPARTNERS INVESTMENT NETWORK AG


                             By: Marcel Wieduwilt   /s/ Marcel Wieduwilt
                                -----------------------------------

                             Title: First Vice President
                                   --------------------------------

                             Address:  Am Schanzengraben, 23
                                       Postfach 970
                                       CH-8039 Zurich
                                       Switzerland

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                   CAT CAPITAL MARKET COMPANY LIMITED
                   Proxy for ABN Amro Bank

                   By: /s/ ^^       /s/ ^^
                      -----------------------------------

                   Title: DIRECTOR       DIRECTOR
                         --------------------------------

                   Address:  Room 704-5 7th Floor
                             Wheelock House
                             20 Pedder Street
                             Central
                             Hong Kong


                   BANQUE CANTONALE VAUDOISE

                   By:___________________________________

                   Title:________________________________

                   Address:  C.P. 300
                             1001 Lausanne
                             Switzerland


                   CREDIT SUISSE, PRIVATE BANKING

                   By:___________________________________

                   Title:________________________________

                   Address:  Paradeplatz 8
                             8021 Zurich
                             Switzerland

                   CAT CAPITAL MARKET COMPANY LIMITED
                   Proxy for ABN Amro Bank

                   By:___________________________________

                   Title:________________________________

                   Address:  Room 704-5 7th Floor
                             Wheelock House
                             20 Pedder Street
                             Central
                             Hong Kong



                   BANQUE CANTONALE VAUDOISE

                   By: /s/ D. Descombes   /s/ M. Schwitzguebel
                      -----------------------------------
                       D. DESCOMBES         M. SCHWITZGUEBEL

                   Title:  Director       Director-adjoint
                         --------------------------------

                   Address:  C.P. 300
                             1001 Lausanne
                             Switzerland



                   CREDIT SUISSE, PRIVATE BANKING

                   By:___________________________________

                   Title:________________________________

                   Address:  Paradeplatz 8
                             8021 Zurich
                             Switzerland

                   FIDURHONE S.A.
                         D. Vollenweider   J.-P. Diserens

                   By: /s/ D. Vollenweider  /s/ J.P. Diserens
                      -----------------------------------

                   Title: Directors
                         --------------------------------

                   Address:  Rue Muzy 8
                             Case Rive 3262
                             CH-1211 Geneve
                             Switzerland



                   GILL FAMILY

                   By:___________________________________

                   Title:________________________________

                   P.O. Box 6296
                   Sharjah
                   United Arab Emirates

                   P.C. FREY UND PARTNER AG

                   By: /s/ PETER C. FREY
                      -----------------------------------

                   Title: President and CEO
                         --------------------------------

                   Geissbuehlstrasse 5
                   CH 8704 Herrliberg / Zurich
                   Switzerland


                   5/14/97  P.C. FREY UND PARTNER AG


                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                   PETER RICHNER

                   By: /s/ Peter Richner
                      -----------------------------------

                   Title:
                         --------------------------------

                   Scheideggstrasse 59
                   8002 Zurich
                   Switzerland

                AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                  SCHEDULE A

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
William L. Brown                                1,029,222             --                 173,812               __
Ross Hall Corp.
Two Embarcadero Center
Suite 1660
San Francisco, CA 94111

Frank J. Caufield                               1,029,222             --                 135,187               __
c/o Kleiner Perkins Caulfield & Byers
Four Embarcadero Center
Suite 3520
San Francisco, CA 94111

Jerome H. Debs, II                              1,029,222             --                   --                  __
c/o Bodri Capital Management
525 University Avenue
Suite 1322
Palo Alto, CA 94301

Mayfield VII                                        --             1,844,344           1,835,175               __
2800 Sand Hill Road
Menlo Park, CA 94025
Attn:  Grant Heidrich

Mayfield Associates Fund II                         --                86,906              96,588               __

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
2800 Sand Hill Road
Menlo Park, CA 94025
Attn:  Grant Heidrich

Institutional Venture Partners V                    --               946,313              938,105              __
3000 Sand Hill Road
Suite 2-290
Menlo Park, CA  94025
Attn:  Samuel D. Colella

Institutional Venture Mgmt. V                       --                19,312               19,144              __
3000 Sand Hill Road
Suite 2-290
Menlo Park, CA  94025
Attn:  Samuel D. Colella

Falcon Technology Partners L.P.                     --               193,125              155,816              __
600 Dorset Road
Devon, PA  19333

Stanford University                                 --                77,250               54,311             24,417
c/o Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025
Attn:  Carol Gilmer

Technology Funding Venture                          --                    --              903,824              __

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Partners V, an Aggressive Growth Fund,
L.P.
2000 Alameda de las Pulgas
San Mateo, CA 94403

Technology Funding Medical                          --                    --              301,275              __
Partners I, L.P.
2000 Alameda de las Pulgas
San Mateo, CA  94403

CV Sofinnova Ventures                               --                    --              282,646              __
Partners III
One Market Plaza
Steuart Tower, Suite 2630
San Francisco, CA  94105
Attn: Alix Marduel, M.D.

Sofinnova Ventures III L.P.                         --                    --              319,984              --
One Market Plaza
Steuart Tower, Suite 2630
San Francisco, CA 94105
Attn:  Alix Marduel, M.D.

GC&H Investments                                    --                    --               34,762              --
One Maritime Plaza, 20th Floor
San Francisco, CA  94111
Attn:  Jeanne Meyer

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Benjamin F. McGraw, III                             --                    --              100,000              --
c/o MEGABIOS Corp.
863A Mitten Road
Burlingame, CA  94010

George A. Schapiro                                  --                    --               38,625              --
3880 Ralston Avenue
Hillsborough, CA  94010

Dean Witter Reynolds/                               --                    --               42,487              --
FBO George A. Schapiro Money Purchase
Plan
dtd 12/20/91
3880 Ralston Avenue
Hillsborough, CA  94010

Prudential Securities                               --                    --               19,313              --
c/o George A. Schapiro IRA Rollover
dtd 09/15/92
3880 Ralston Avenue
Hillsborough, CA  94010

L. Mark Wine                                        --                    --               58,613              --
8601 Carlynn Drive
Bethesda, MD  20817

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Alta V Limited Partnership                          --                    --            1,528,930            197,920
One Embarcadero Center
Suite 4050
San Francisco, CA 94111

Anita Kemp Usufruct FBO Barbara A.                  --                    --               19,313              --
Kuehn
c/o Cowen & Co.
53 State Street, 26th Floor
Boston, MA 02109

A.R. Arulpragasam                                   --                    --               38,625              --
195 Church Street, 9th Floor
New Haven, CT 06510

Beechvale, Inc.                                     --                    --               19,313              --
c/o Cowen & Co.
Two International Place
Boston, MA 02110
Attn:  Hans Vitzhum

Charter Ventures II, L.P.                           --                    --              386,250              --
525 University Avenue
Suite 1500
Palo Alto, CA 94301
Attn: A. Barr Dolan

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Customs House Partners                              --                    --               16,068             2,080
One Embarcadero Center
Suite 4050
San Francisco, CA 94111
Attn: Jean Deleage

Glenn Doshay                                        --                    --               77,250            14,337
6279 Via Campo Verde
Rancho Santa Fe, CA 92067-5910

Diana Edwards                                       --                    --               38,625              --
1435 Bay Street, #31
San Francisco, CA 94123

Clay L. Floren                                      --                    --               15,449              --
c/o Douglas C. Floren
Ardsley Partners
648 Steamboat Road
Greenwich, CT 06830

David S. Floren                                     --                    --               15,449              --
c/o Douglas C. Floren
Ardsley Partners
648 Steamboat Road
Greenwich, CT 06830

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Douglas C. Floren                                   --                    --              772,499              --
Ardsley Partners
648 Steamboat Road
Greenwich, CT 06830

Lennart S. Floren                                   --                    --               38,625              --
c/o Douglas C. Floren
Ardsley Partners
648 Steamboat Road
Greenwich, CT 06830

Jennifer Floren                                     --                    --               15,449              --
c/o Douglas C. Floren
Ardsley Partners
648 Steamboat Road
Greenwich, CT 06830

Melissa Floren                                      --                    --               15,449              --
c/o Douglas C. Floren
Ardsley Partners
648 Steamboat Road
Greenwich, CT 06830

Phillip Gross                                       --                    --               19,313              --
c/o Harvard Management Corporation
600 Atlantic Avenue, 15th Floor

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Boston, MA 02110

Malcolm McDonald                                    --                    --               19,313              --
c/o Cowen & Co.
Two International Place
28th Floor
Boston, MA 02110

George G. Montgomery, Jr.                           --                    --               38,625              --
c/o Hambrecht & Quist
One Bush Street, 18th Floor
San Francisco, CA 94104

Steven Nakovich                                     --                    --               50,000              --
c/o Bear Stearns & Co.
Three First National
Chicago, IL 60602

Old Blue & Green Associates                         --                    --               19,313              --
c/o Cowen & Co.
Financial Square
New York, NY 10005
Attn: Gerald P. Kaminsky

Arthur Pancoe                                       --                    --               50,000              --
c/o Bear Stearns & Co.
Three First National

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Chicago, IL 60602

Robert Sackman & Sylvia Sackman, as                 --                    --               78,250            14,337
Trustees of the Sackman Family Trust
c/o Robert Sackman
US Venture Partners
2180 Sandhill Road
Menlo Park, CA 94025

Ziff Asset Management, L.P.                         --                    --              772,449           143,372
c/o Goldman, Sachs & Co.
Custody Department
Attn:  Robin Harris
85 Broad Street, 9th Floor
New York, NY 10004

ABN Amro Bank                                       --                    --                   --           965,000
c/o CAT Capital Market Company
Room 704-5 7th Floor
Wheelock House
20 Pedder Street
Central
Hong Kong

Uberseebank AG                                      --                    --                   --           195,000
c/o CAT Capital Market Company
Room 704-5 7th Floor

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Wheelock House
20 Pedder Street
Central
Hong Kong

Ryco & Co.                                          --                    --                   --         1,800,000
c/o Chase Manhattan Bank
a/c State Street Bank Trust
4 New York Plaza
Ground Floor
New York, NY 10005
(Lombard Odier & Cie
11 rue de la Corraterie
1211 Geneva 11
Switzerland)

Credit Suisse Zurich                                --                    --                   --           100,000
c/o Swisspartners Investment Network AG
AM Schanzengraben 23
Postfach 970
CH-8039 Zurich
Switzerland

Experta Zurich                                      --                    --                   --           500,000
c/o Swisspartners Investment Network AG
AM Schanzengraben 23
Postfach 970

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
CH-8039 Zurich
Switzerland

Bernhard Schurmann                                  --                    --                   --            60,000
Hehlstrasse 40
CH-8135 Langnau
Switzerland

Dan Georg Bronner                                   --                    --                   --            60,000
c/o Bernhard Schurmann
Hehlstrasse 40
CH-8135 Langnau
Switzerland

BSI-Banca della Svizzera Italiana                   --                    --                   --           210,000
Via Peri 23
6900 Lugano
Switzerland
attn: De Angelis Antonio

Credit Suisse, Private Banking                      --                    --                   --           120,000
Paradeplatz 8
8021 Zurich
Switzerland
attn: M. Ferrazzini/Mr. Wurgler

Kantonalbank Schwyz                                 --                    --                   --            10,000

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
Postfach
CH-6431 Schwyz
Switzerland
attn: Bruno Hicklin WSH

Banque Cantonale Vaudoise                           --                    --                   --            47,480
C.P. 300
1001 Lausanne
Switzerland
attn: D. Descombes

Banca Unione di Credito                             --                    --                   --            40,000
Via Balestra 4
P. Dante 7
6900 Lugano
Switzerland
attn: G. Gatti

Banca del Gottardo                                  --                    --                   --           110,000
Viale S. Franscini 8
6900 Lugano
Switzerland
attn: H. Gugolz/C. Poli

CBG Compagnie Bancaire Geneve                       --                    --                   --            20,000
Avenue de Rumine 20
Case Postale 220

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
CH-1001 Lausanne
Switzerland
attn: M. Streuli/B. Friedli

Fidurhone S.A.                                      --                    --                   --            20,000
Rue Muzy 8
Case Rive 3262
CH-1211 Geneva
Switzerland
attn: D. Vollenweider

Gill Family                                         --                    --                   --            56,057
P.O. Box 6296
Sharjah
United Arab Emirates
attn: Dr. Bhagwant Gill

Blanche W. Wine                                     --                    --                   --             4,000
c/o L. Mark Wine
c/o Kirkland & Ellis
655 15th Street NW
Suite 1200
Washington, D.C. 20005

Enright Capital Advisors                            --                    --                   --             6,000
1365 Westridge Road
Portola Valley, CA 94028

Name and Address                             No. of Shares of   No. of Shares of    No. of Shares of    No. of Shares of
                                                 Series A           Series B            Series C            Series E
                                             Preferred Stock    Preferred Stock      Preferred Stock     Preferred Stock
attn: Patrick Enright